UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  May 22, 2014

Commission File Number	Exact name of registrant as specified in its charter, address of principal executive offices and registrant's telephone number	IRS Employer Identification Number

1-8841	NEXTERA ENERGY, INC.	59-2449419
700 Universe Boulevard Juno Beach, Florida 33408 (561) 694-4000

State or other jurisdiction of incorporation or organization:  Florida

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07  Submission of Matters to a Vote of Security Holders

(a)
NextEra Energy, Inc. (the Company) held its 2014 Annual Meeting of Shareholders (2014 Annual Meeting) on May 22, 2014 in Indian Wells, California.  At the 2014 Annual Meeting, the Company's shareholders approved four proposals.  The proposals are described in detail in the Company's definitive proxy statement on Schedule 14A for the 2014 Annual Meeting, filed with the Securities and Exchange Commission on April 4, 2014.

(b)	The final voting results with respect to each proposal voted upon at the 2014 Annual Meeting are set forth below.

Proposal 1

The Company's shareholders elected each of the eleven nominees to the Board of Directors for a one-year term by a majority of the votes cast, as set forth below:

	FOR	% VOTES CAST FOR	AGAINST	% VOTES CAST AGAINST	ABSTENTIONS	BROKER NON-VOTES
Sherry S. Barrat	293,133,016	98%	5,742,410	2%	925,247	67,711,417
Robert M. Beall, II	295,225,690	99%	3,607,431	1%	967,552	67,711,417
James L. Camaren	294,873,702	99%	3,968,919	1%	958,052	67,711,417
Kenneth B. Dunn	297,463,447	99.5%	1,380,732	0.5%	956,494	67,711,417
Kirk S. Hachigian	297,233,531	99.5%	1,600,058	0.5%	967,084	67,711,417
Toni Jennings	297,150,220	99%	1,707,494	1%	942,959	67,711,417
James L. Robo	288,223,492	97%	10,139,876	3%	1,437,305	67,711,417
Rudy E. Schupp	294,418,753	99%	4,406,003	1%	975,917	67,711,417
John L. Skolds	297,462,793	99.5%	1,382,647	0.5%	955,233	67,711,417
William H. Swanson	296,271,692	99%	2,589,584	1%	939,397	67,711,417
Hansel E. Tookes, II	296,702,203	99%	2,141,404	1%	957,066	67,711,417

Proposal 2

The Company's shareholders ratified the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2014, with 99% of votes cast voting “for” and 1% of votes cast voting “against,” as set forth below:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
361,663,191	4,761,431	1,087,468	—

Proposal 3

The Company's shareholders approved, by non-binding advisory vote, the Company's compensation of its named executive officers as disclosed in the proxy statement for the 2014 Annual Meeting, with 97% of votes cast voting “for” and 3% of votes cast voting “against,” as set forth below:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
286,455,971	8,140,647	5,204,055	67,711,417

Proposal 4

The Company's shareholders approved, by non-binding precatory vote, a shareholder proposal relating to the elimination of all supermajority voting provisions in the Company’s Articles of Incorporation and Bylaws, with 73% of votes cast voting “for” and 27% of votes cast voting “against,” as set forth below:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
218,214,882	79,159,292	2,426,499	67,711,417

SECTION 8 – Other events

Item 8.01  Other Events

At a May 23, 2014 meeting of the Company’s Board of Directors (Board):

(a)	The independent members of the Board appointed independent Director Robert M. Beall, II as Lead Director, to serve until the Company’s 2016 annual meeting of shareholders; and

(b)
The Board determined that independent Director William H. Swanson is an “audit committee financial expert,” as that term is defined in Item 407(d)(5)(ii) of Securities and Exchange Commission Regulation S-K. Mr. Swanson became Chair of the Audit Committee of the Board on May 23, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NextEra Energy, Inc.
(Registrant)

Date:  May 27, 2014

CHARLES E. SIEVING
Charles E. Sieving Executive Vice President & General Counsel

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